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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2007

                      Commission file numbers: 333-82084-01
                                               333-82084

     PAPERWEIGHT DEVELOPMENT CORP.                APPLETON PAPERS INC.
     (Exact Name of Registrant as              (Exact Name of Registrant as
      Specified in Its Charter)                 Specified in Its Charter)

                                    --------

             Wisconsin                                 Delaware
   (State or Other Jurisdiction of          (State or Other Jurisdiction of
    Incorporation or Organization)            Incorporation or Organization)

              39-2014992                             36-2556469
 (I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

 825 East Wisconsin Avenue, P.O. Box 359,
               Appleton,
               Wisconsin                                54912-0359
 (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 21, 2007, Andrew F. Reardon and Terry M. Murphy were elected to the Board of Directors of Paperweight Development Corp. On June 25, 2007, Andrew F. Reardon and Terry M. Murphy were elected to the Board of Directors of Appleton Papers Inc. A copy of the June 25, 2007 press release is attached hereto as
Exhibit 99.1.

Mr. Reardon, 61, is president and chief executive officer of TTX Company. TTX is headquartered in Chicago and designs, owns, operates and maintains more than 200,000 railroad cars throughout North America. North America's leading railroads, who are also the primary customers of TTX, own the TTX stock.

Mr. Murphy, 58, is executive vice president and chief financial officer of A.O. Smith (NYSE:AOS). The company is one of the world's leading manufacturers and marketers of residential and commercial water heating equipment, and one of North America's largest manufacturers of electric motors. A.O. Smith is based in Milwaukee.

Both Mr. Reardon and Mr. Murphy will be paid on a full retainer basis of $55,000 per year consistent with the standard compensation arrangements of the other members of the Board of Directors of Paperweight Development Corp. and Appleton Papers Inc. Mr. Reardon and Mr. Murphy have also been appointed as members of Appleton Papers Inc.'s Compensation Committee which appointments will be effective August 13, 2007.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit No. Description
     ----------- ---------------------------------------------------------------
     99.1        Press Release, dated June 25, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007

                                                Paperweight Development Corp.


                                                By: /s/ Angela M. Tyczkowski
                                                    ----------------------------
                                                Name:  Angela M. Tyczkowski
                                                Title: Vice President, Secretary
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007

                                               Appleton Papers Inc.


                                               By: /s/ Angela M. Tyczkowski
                                                   -----------------------------
                                               Name:  Angela M. Tyczkowski
                                               Title: Vice President, Secretary,
                                                      General Counsel and
                                                      Chief Compliance Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release, dated June 25, 2007.

                                        5